                                                                    Exhibit 10.7

                     ROTECH HEALTHCARE INC. EMPLOYEES PLAN

                            Effective March 26, 2002


                                TABLE OF CONTENTS

Article I      Definitions

Article II     Participation

Article III    Contributions

Article IV     Trust Fund

Article V      Members' Accounts

Article VI     Retirement and Death Benefits

Article VII    Vesting and Separation Benefits

Article VIII   Plan Administrator, Committee and Trustee

Article IX     Amendment of the Plan

Article X      Termination of Plan

Article XI     Miscellaneous Provisions

Article XII    Top-Heavy Provisions

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                                TABLE OF CONTENTS

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
ARTICLE I      Definitions........................................................2
   Section 1.01    Affiliated Entity..............................................2
   Section 1.02    Annual Compensation............................................2
   Section 1.03    Beneficiary....................................................2
   Section 1.04    Board..........................................................2
   Section 1.05    Change in Control..............................................2
   Section 1.06    Code...........................................................3
   Section 1.07    Committee......................................................3
   Section 1.08    Company........................................................3
   Section 1.09    Company Stock..................................................3
   Section 1.10    Deferred Retirement Date.......................................3
   Section 1.11    Direct Rollover................................................4
   Section 1.12    Distributee....................................................4
   Section 1.13    Effective Date ................................................4
   Section 1.14    Eligible Employee..............................................4
   Section 1.15    Eligible Rollover Distribution.................................4
   Section 1.16    Eligible Retirement Plan.......................................4
   Section 1.17    Employee.......................................................4
   Section 1.18    Employer.......................................................5
   Section 1.19    Employer Contributions.........................................5
   Section 1.20    Employment Commencement Date...................................5
   Section 1.21    Entry Date.....................................................5
   Section 1.22    ERISA..........................................................5
   Section 1.23    Exchange Act...................................................5
   Section 1.24    Hour of Service................................................5
   Section 1.25    Individual Account.............................................6
   Section 1.26    Leased Employee................................................6
   Section 1.27    Member.........................................................7
   Section 1.28    Named Fiduciary................................................7
   Section 1.29    Normal Retirement Date.........................................7

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                                TABLE OF CONTENTS
                                   (continued)

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
   Section 1.30    One-Year Break in Service......................................7
   Section 1.31    Person.........................................................7
   Section 1.32    Plan...........................................................7
   Section 1.33    Plan Administrator.............................................7
   Section 1.34    Plan Year......................................................8
   Section 1.35    Plans..........................................................8
   Section 1.36    Separation from Service........................................8
   Section 1.37    Spousal Consent................................................8
   Section 1.38    Spouse.........................................................8
   Section 1.39    Trust Agreement................................................8
   Section 1.40    Trustee........................................................8
   Section 1.41    Trust Fund.....................................................8
   Section 1.42    Validation Date................................................8
   Section 1.43    USERRA.........................................................8
   Section 1.44    Year of Service................................................8
ARTICLE II     Participation.....................................................10
   Section 2.01    Eligibility...................................................10
   Section 2.02    Reemployed Member.............................................10
   Section 2.03    Enrollment....................................................10
ARTICLE III    Contributions.....................................................11
   Section 3.01    Employer Contributions........................................11
   Section 3.02    Allocations...................................................11
   Section 3.03    Maximum Annual Additions......................................11
   Section 3.04    USERRA........................................................12
ARTICLE IV     Trust Fund........................................................13
   Section 4.01    General.......................................................13
ARTICLE V      Members' Accounts.................................................14
   Section 5.01    Individual Accounts...........................................14
   Section 5.02    Valuation.....................................................14
   Section 5.03    Termination of Participation in Trust Fund....................14

                                       ii

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                                TABLE OF CONTENTS
                                   (continued)

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ARTICLE VI     Retirement and Death Benefits.....................................15
   Section 6.01    Normal Retirement.............................................15
   Section 6.02    Retirement After Normal Retirement Date.......................15
   Section 6.03    Death of Member...............................................15
   Section 6.04    Time for Payment of Benefits and Valuation....................15
   Section 6.05    Designation of Beneficiary....................................16
   Section 6.06    Incapacity....................................................16
   Section 6.07    Spendthrift Provision.........................................16
   Section 6.08    Proof of Claim................................................18
   Section 6.09    De Minimis Benefits...........................................18
ARTICLE VII    Vesting and Separation Benefits...................................19
   Section 7.01    Vesting.......................................................19
   Section 7.02    Forfeitures...................................................19
   Section 7.03    Manner of Payment.............................................19
   Section 7.04    Direct Rollover Transfer to Another Qualified Plan or IRA.....20
ARTICLE VIII   Plan Administrator. Committee and Trustee.........................21
   Section 8.01    Duties and Powers of the Plan Administrator...................21
   Section 8.02    Duties and Powers of the Committee............................21
   Section 8.03    Trustee.......................................................22
   Section 8.04    Administrative Expenses.......................................22
   Section 8.05    Self Interest.................................................22
   Section 8.06    Records.......................................................22
   Section 8.07    Reports.......................................................22
   Section 8.08    Liability.....................................................23
   Section 8.09    Claims and Claims Review......................................23
ARTICLE IX     Amendment of the Plan.............................................25
   Section 9.01    General.......................................................25
ARTICLE X      Termination of Plan...............................................26
   Section 10.01   General.......................................................26
   Section 10.02   Termination...................................................26

                                       iii

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                                TABLE OF CONTENTS
                                   (continued)

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
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   Section 10.03   Termination of Employer Participation.........................26
   Section 10.04   Distribution of Trust Fund....................................27
ARTICLE XI      Miscellaneous Provisions.........................................28
   Section 11.01   Construction..................................................28
   Section 11.02   Limitation of Rights..........................................28
   Section 11.03   Limitation of Liability.......................................28
   Section 11.04   Mergers and Consolidations of Plans or Transfers of Assets....28
   Section 11.05   Return of Contributions.......................................28
   Section 11.06   Gender and Number.............................................29
ARTICLE XII     Top-Heavy Provisions.............................................30
   Section 12.01   General.......................................................30
   Section 12.02   Applicable Definitions........................................30
   Section 12.03   Applicability.................................................31
   Section 12.04   Minimum Allocation............................................32

     ESTABLISHMENT of the ROTECH HEALTHCARE INC. EMPLOYEES PLAN (the "Plan") effective as of the 26th day of March, 2002 by ROTECH HEALTHCARE INC. (the "Company").

                              W I T N E S S E T H:

     WHEREAS, the Company desires to establish a profit sharing plan which is qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"); and

     WHEREAS, the Plan may hold qualifying employer securities as described in
Section 407(d)(5) of ERISA and shall be considered an eligible individual account plan as described in Section 407(d)(3) of ERISA; and

     WHEREAS, this profit sharing plan is established in connection with the acquisition of the business of Rotech Medical Corporation pursuant to the [Amended] Joint Plan of Reorganization of Rotech Medical Corporation and Its Subsidiaries Under Chapter 11 of the Bankruptcy Code, as confirmed by the
Bankruptcy Court for the District of Delaware on February    , 2002 (the
                                                          ---
"Bankruptcy Plan");

     WHEREAS, pursuant to the Bankruptcy Plan and in connection with the acquisition of the business of Rotech Medical Corporation, the Company shall immediately contribute 250,000 shares of Series A Convertible Preferred Stock of the Company to the Plan for the benefit of eligible employees;

     WHEREAS, the Plan will be submitted to the Internal Revenue Service for approval;

     NOW, THEREFORE, the Company hereby adopts the Plan as follows:

                                    ARTICLE I
                                   Definitions

     When used herein, the following terms shall have the following meanings unless the context clearly indicates otherwise:

     Section 1.01 Affiliated Entity - An entity, regardless of whether or not such entity has adopted the Plan, within the controlled or affiliated service group of an Employer, as determined by Sections 414(b),(c),(m) and (o) of the Code and, solely for purposes of Section 3.03, as determined under the rules set forth in Section 415(h) of the Code.

     Section 1.02 Annual Compensation - The total of cash compensation including bonuses and overtime paid to a Member by an Employer during the Plan Year (regardless of when earned) while a Member of the Plan, and reported on the Member's Form W-2 for income tax purposes plus all amounts not includable as gross income by reason of Section 402(a)(8) of the Code for deferrals made under
Section 401 (k) of the Code and all amounts not includable as gross income under
Section 125 of the Code, but excluding commissions, reimbursement for expenses and Employer contributions paid under this Plan or any qualified deferred compensation plan or any welfare plan, except as provided above. In any Plan Year in which a Member was not a Member of the Plan at the beginning of the year, his Annual Compensation shall be deemed to be remuneration as determined above for that portion of the Plan Year during which he is a Member. In no event shall Annual Compensation during a Plan Year exceed $200,000 or such other amount as may be determined by the Secretary of the Treasury pursuant to Section 401(a)(17) of the Code.

     Section 1.03 Beneficiary - The person designated to receive payments in the event of the death of a Member, as more fully set forth in Section 6.05 hereof.

     Section 1.04 Board - The board of directors of the Company.

     Section 1.05 Change in Control - The occurrence of any of the following:

          (a) any Person (other than the Company or any subsidiary or any trustee or other fiduciary holding securities under an employee benefit plan of the company), becomes the beneficial owner (within the meaning of Rule l3d-3 under the Exchange Act) directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities;

          (b) during any two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (whose election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved), cease for any reason to constitute at least a majority of the Board;

          (c) the stockholders of the Company approve a merger or consolidation of the Company with any other company other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company (or such surviving entity) outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person (as hereinafter defined) acquires more than fifty percent (50%) of the combined voting power of the Company's then outstanding securities; or

          (d) the stockholders of the Company adopt a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

     Section 1.06 Code - The Internal Revenue Code of 1986, as amended from time to time.

     Section 1.07 Committee - The Committee appointed by the Board to administer the Plan.

     Section 1.08 Company - Rotech Healthcare Inc., a Delaware corporation, and any successor in interest.

     Section 1.09 Company Stock - Shares of common or preferred stock of the Company.

     Section 1.10 Deferred Retirement Date - The first day of the month following a Member's Separation from Service on or after the attainment of the Member's Normal Retirement Date.

     Section 1.11 Direct Rollover - A payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

     Section 1.12 Distributee - A Member, the Member's surviving Spouse and the Member's Spouse or former Spouse who is the alternate payee under a qualified domestic relations order as defined in Section 414(p) of the Code.

     Section 1.13 Effective Date -                  , 2002.
                                  ----------- -----

     Section 1.14 Eligible Employee - Any Employee other than (i) any Employee who is covered by a collective bargaining agreement between employee representatives and any Employer which does not specifically provide for participation of the represented Employees in the Plan or (ii) a Leased Employee.

     Section 1.15 Eligible Rollover Distribution - Any distribution of all or any portion of the balance of a qualified pension plan (within the meaning of Section 3(2) of ERISA) to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten (10) years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to Company Stock).

     Section 1.16 Eligible Retirement Plan - An individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving Spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

     Section 1.17 Employee - Any person who performs services for an Employer as an employee including, to the extent required therein, "leased employees" within the meaning of Section 414(n)(2) of the Code. Notwithstanding the foregoing, the term "Employee" shall not include leased employees covered by a plan described in Section 414(n)(5)(B) of the Code, if leased employees constitute less than 20% of the Company's non-highly compensated workforce within the meaning of
Section 414(n)(5)(C)(ii) of the Code.

     Section 1.18 Employer - The Company, and each subsidiary, or affiliate of the Company, that shall elect to join the Plan with the approval of the Board.

     Section 1.19 Employer Contributions - The contributions made to the Plan by or on behalf of an Employer pursuant to Section 3.01 hereof.

     Section 1.20 Employment Commencement Date - The later of the date that an Employee (i) completes his first Hour of Service for an Employer or Affiliated Entity, on or after the Effective Date or (ii) completes his first Hour of Service for an Employer or Affiliated Entity following a Separation from Service after the Effective Date, provided such person is not employed or reemployed by an Employer or Affiliated Entity within twelve (12) months of his Separation from Service.

     Section 1.21 Entry Date - The Effective Date and each January 1 and July 1.

     Section 1.22 ERISA - The Employee Retirement Income Security Act of 1974, as amended from time to time.

     Section 1.23 Exchange Act - The Securities Exchange Act of 1934, as amended from time to time.

     Section 1.24 Hour of Service - Each hour for which an Employee is directly or indirectly paid, or entitled to payment, by an Employer for the performance of duties during the applicable computation period; these hours shall be credited to the Employee for the computation period or periods in which the duties were performed.

     "Hour of Service" shall also mean each hour for which back pay, irrespective of mitigation of damages, or vacation, holiday, illness, incapacity (including disability), jury duty, military duty, leave of absence, retroactive or layoff pay has been either awarded or agreed to be paid by an Employer to an Employee for a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated). These hours shall be determined in accordance with the rules set forth in Department of Labor Regulations Section 2530.200b-2(b) and shall be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made, as determined under rules set forth in Department of Labor Regulations Section 2530.200b-2(c). However, no more than five hundred one (501) Hours of Service shall be credited pursuant to this paragraph for any single continuous period described in this paragraph during which no duties are performed.

     The crediting of an Hour of Service shall be made with reference to a particular period under either of the preceding paragraphs, but not both.

     An Employee shall receive credit for forty (40) Hours of Service per week if (i) the Employee did not receive credit for Hours of Service pursuant to the foregoing, (ii) it is before the Employee's Normal Retirement Date, and (iii) the Employee is absent from work because of:

     (a)  service in the Armed Forces of the United States; or

     (b) an authorized leave of absence for sickness, vacation or sabbatical, granted in writing and for a period not in excess of two (2) years, or a temporary layoff for less than twelve (12) months. Such leaves of absence shall be authorized in a uniform and nondiscriminatory manner.

     Notwithstanding anything contained herein to the contrary, an Employee shall receive no credit for Hours of Service pursuant to the preceding paragraph, unless the Employee returns to the employ of an Employer within ninety (90) days following the termination of the relevant period described in the preceding paragraph or within any longer period prescribed by law or granted by the Plan Administrator.

     Notwithstanding anything else contained herein to the contrary, (i) an Employee shall be credited with Hours of Service, if such credit is required by any Federal law, and (ii) the term "Employer" for the purposes of this definition shall include Affiliated Entities.

     Section 1.25 Individual Account - A Member's accrued benefits account as defined in Section 5.01 hereof.

     Section 1.26 Leased Employee - A person described in Section 414(n)(2) of the Code and any other person providing services to the Company or an Affiliated Entity who is not treated by the Company or an Affiliated Entity as an employee for federal employment tax purposes.

     Section 1.27 Member - A person who (i) is an Eligible Employee and commenced participation in the Plan in accordance with Article II hereof or (ii) participated in the Plan in accordance with Article II hereof and has a credit balance in his Individual Account.

     Section 1.28 Named Fiduciary - The Plan Administrator.

     Section 1.29 Normal Retirement Date - The time a person attains age 65.

     Section 1.30 One-Year Break in Service - A one-year period during which a person is not employed by an Employer or Affiliated Entity. The computation of a One-Year Break in Service shall commence upon the date of a person's most recent Separation from Service.

     Notwithstanding the foregoing, in the case of a person who is absent from work for any period solely on account of:

     (i)  the pregnancy of the person,

     (ii) the birth of a child of the person,

     (iii) the placement of a child with the person in connection with the adoption of such child by such person, or

     (iv) the care of such child for a period beginning immediately following such birth or placement,

the person shall be deemed to have incurred a Separation from Service on the date one (1) year from the date such absence begins, solely for purposes of determining when the person has incurred a One-Year Break in Service. Notwithstanding the foregoing, this paragraph shall not be applicable unless the person furnishes to the Plan Administrator such information as is necessary to substantiate (a) that a person's absence from work is for the reasons described in (i) through (iv) above and (b) the number of days for which there was such an absence.

     Section 1.31 Person - As set forth in Section 13(d) and 14(d) of the Exchange Act.

     Section 1.32 Plan - The Plan herein set forth, or, if hereinafter amended, as so amended.

     Section 1.33 Plan Administrator - The Company.

     Section 1.34 Plan Year - The period from the Effective Date to December 31, 2002 and thereafter the calendar year commencing with January 1, 2003.

     Section 1.35 Plans - All plans of Employers and Affiliated Entities qualified under Part I, Subchapter D, chapter 1 of Subtitle A of the Code, including any simplified employee pension plan as defined in Section 408(k) of the Code.

     Section 1.36 Separation from Service - The earliest of (i) the date a person quits, retires or is discharged from service with all Employers and Affiliated Entities, (ii) the date a person dies or (iii) the date following a one-year period during which a person is absent from service with all Employers and Affiliated Entities for any other reason.

     Section 1.37 Spousal Consent - Written and notarized consent by a Member's Spouse waiving the right to a death benefit otherwise payable to the Spouse under the Plan, which includes acknowledgment by the Spouse of the effect of such waiver.

     Section 1.38 Spouse - The person recognized by the state in which the Member is domiciled as the Member's legal spouse. A Member shall, in the Plan Administrator's sole discretion, be deemed not to have a Spouse if the Member or a Beneficiary establishes to the satisfaction of the Plan Administrator that the person recognized by such state as the Member's legal spouse cannot be located. The Plan Administrator shall be entitled to rely upon a representation of a Member that the Member has no Spouse.

     Section 1.39 Trust Agreement - The Agreement or Agreements with the Trustee or Trustees referred to in Section 4.01 hereof.

     Section 1.40 Trustee - The Trustee or Trustees designated pursuant to the Trust Agreement.

     Section 1.41 Trust Fund - The assets of the Trust held by the Trustee under the Trust Agreement.

     Section 1.42 Valuation Date - The last business day of the month of December and any other date or dates selected by the Plan Administrator with the consent of the Trustee.

     Section 1.43 USERRA - The Uniformed Services Employment and Reemployment Rights Act of 1994, as amended from time to time.

     Section 1.44 Year of Service - A one-year period of employment of an Employee with an Employer or Affiliated Entity, the computation of which shall commence with the Employee's Employment Commencement Date and terminate with the Employee's Separation from Service. Notwithstanding the preceding sentence, for purposes of calculating the Employee's nonforfeitable percentage under the Plan, if an Employee has a Separation from Service and thereafter performs an hour of Service before the first anniversary of the earlier of (i) the date of a person's Separation from Service or (ii) the first date of a period during which the person was absent from service for any reason other than a quit, retirement or discharge which resulted in the person's Separation from Service, the period of absence from service which falls between the Separation from Service and the first Hour of Service performed after the Separation from Service shall be counted towards Years of Service.

     Notwithstanding the foregoing, service in the Armed Forces of the United States during the period an Employer is required to give reemployment rights by law shall be counted towards Years of Service, if an Employee returns to work with an Employer or Affiliated Entity immediately after the termination of such service.

     Notwithstanding the foregoing, Years of Service credited to a Member prior to the incurrence of a One-Year Break in Service shall be disregarded for all Plan purposes until the Member completes a Year of Service following the occurrence of the most recent One-Year Break in Service.

                                   ARTICLE II
                                  Participation

     Section 2.01 Eligibility - Each Eligible Employee on the Effective Date shall become a Member of the Plan on the Effective Date. Thereafter, on each Entry Date, each Eligible Employee who is not a Member shall become a Member.

     Section 2.02 Reemployed Member - Any Eligible Employee who is or was a Member and who is newly employed or reemployed by an Employer shall be eligible to participate in the Plan on the date of said employment or reemployment to the same extent he was previously eligible to participate.

     Section 2.03 Enrollment - After receiving such information as the Plan Administrator deems necessary from any Employer prior to each Entry Date, the Plan Administrator shall promptly determine the Eligible Employees and shall promptly notify each such Eligible Employee in writing of the existence of the Plan and of its basic provisions.

                                   ARTICLE III
                                  Contributions

     Section 3.01 Employer Contributions - The contribution, if any, by an Employer to the Trust for each Plan Year shall be the amount fixed by each Employer or otherwise made by the Company on behalf of each Employer. Such contribution amount may be recorded in terms of a dollar amount, a percentage of income for the Plan Year, a percentage of compensation paid or accrued to Members for the Plan Year, in shares of Company Stock or any combination thereof. If an Employer determines to make a contribution for any Plan Year (or a contribution is made on behalf of an Employer), such contribution shall not exceed twenty-five percent (25%) of the compensation (as defined in Section 404(a)(3) of the Code) paid or accrued to all Members of the Plan who are Employees of such Employer in respect of said taxable year plus allowable credit and contribution carryovers, as provided in Section 404(a)(3) of the Code.

     Section 3.02 Allocations - The contributions of an Employer with respect to a Plan Year made pursuant to Section 3.01 shall be allocated to the Individual Account of Members (i) who are Eligible Employees of the Employer on the last day of the Plan Year for which such contribution is made or (ii) who are among the Members that were Eligible Employees of the Employer during the Plan Year
(a) who retired pursuant to Sections 6.01 or 6.02 or (b) who died during the Plan Year. Contributions made by or on behalf of an Employer shall be allocated to each such Member's Individual Account in the ratio to which each such Member's Annual Compensation bears to the Annual Compensation of all such Members for such Plan Year.

     Section 3.03 Maximum Annual Additions - The maximum "annual addition", as hereinafter defined, for any Member shall be the lesser of $40,000 or one-hundred percent (100%) of the Member's compensation. For purposes of this
Section 3.03, the term "compensation" shall include the total of a Member's wages, salary and other remuneration for personal services received during the Plan Year from the Employer and Affiliated Entities, including amounts deferred pursuant to Section 401(k) or Section 125 of the Code.

     The "annual addition" for a Member shall be the sum of (i) Employer and Affiliated Entities' contributions for such Member for the Plan Year (including deferrals under Section 401(k) of the Code) to defined contribution plans and (ii) forfeitures allocated to the account of such Member and resulting from forfeiture provisions of defined contribution plans, if any. If the annual addition for a Member exceeds the limitations set forth above, reductions shall be made first to other defined contribution plans before a reduction is made with respect to allocations under the Plan.

     In the event of a miscalculation of a Member's total Annual Compensation for a Plan Year, which would result in the maximum permitted annual additions being exceeded, the excess shall be allocated to a suspense account for the benefit of the Member whose allocation would otherwise exceed the limits set forth herein. Such suspense account shall not be valued pursuant to Article V and no gains and losses of the Trust Fund shall be allocated to such suspense account. The suspense account on behalf of a Member shall be allocated to the Individual Account of the Member on the next succeeding Valuation Date, to the extent that an allocation would otherwise be made pursuant to Section 3.02; provided the limitations of this Section 3.03 shall not be exceeded. Notwithstanding anything contained herein or in the Trust Agreement to the contrary, if the Plan is or is regarded as terminated, amounts held in such suspense account shall be allocated to the Individual Accounts of Members on the date of termination according to the allocation provisions of Section 3.02.

     In the event that the Secretary of the Treasury, or his delegate, shall adjust or has adjusted the $40,000 limits imposed herein to reflect cost-of-living increases, such limits shall be increased automatically hereunder effective as of the first day of the Plan Year during which any such adjustment takes effect, to the same extent as provided in any announcement issued by the Secretary of the Treasury or his delegate of an adjustment of such limits.

     For the purpose of Section 415 of the Code and this Section, calculations shall be based on the limitation year. For all purposes, the limitation year shall be the Plan Year.

     Section 3.04 USERRA - Notwithstanding any provisions of the Plan to the contrary, benefit and service credit with respect to qualified military service shall be provided in accordance with Section 414(u) of the Code.

                                   ARTICLE IV
                                   Trust Fund

     Section 4.01 General - The benefits in this Plan shall be provided by the Trust Fund, which shall consist of Employer Contributions and all investments made therewith and all proceeds thereof and all earnings and profits thereon, less payments made therefrom. The Trust Fund shall be held in accordance with the Plan and the Trust Agreement entered into between the Company and the Trustee. The Trust Agreement may from time to time be amended in the manner provided therein.

                                    ARTICLE V
                                Members' Accounts

     Section 5.01 Individual Accounts - The Plan Administrator shall establish and cause to be maintained an Individual Account for each Member which shall consist of:

     (i)  the Employer Contributions allocable to the Member; and

     (ii) the Member's allocable share of the income and expenses and realized and unrealized gains and losses of the Trust Fund.

The Individual Account is solely a bookkeeping account and shall represent a Member's undivided interest in the Trust Fund.

     Section 5.02 Valuation - As of each Valuation Date, the Trustee shall determine and report to the Plan Administrator the fair market value of the assets of the Trust Fund and the income and expenses and realized and unrealized gains and losses of the Trust Fund for the period from the last Valuation Date to the current Valuation Date. The Trustee shall allocate such amount among the respective Individual Accounts of the Members (excluding Employees who first became Members during the Plan Year in which the Valuation Date falls) in proportion to their respective account balances.

     Section 5.03 Termination of Participation in Trust Fund - After the Valuation Date as of which the benefits of a Member are fully paid pursuant to the provisions of Article VI, VII or X, such Member's Individual Account shall be closed. Thereafter, neither the Member nor any person claiming under or through him shall participate or have any interest in the Trust Fund.

                                   ARTICLE VI
                          Retirement and Death Benefits

     Section 6.01 Normal Retirement - Each Member who has a Separation from Service on attainment of his Normal Retirement Date shall be entitled to a lump sum retirement benefit which can be provided from the Member's Individual Account. A Member shall be 100% vested in his Individual Account upon attaining his Normal Retirement Date prior to his Separation from Service.

     Section 6.02 Retirement After Normal Retirement Date - A Member may postpone retirement and continue in an Employer's employ and participate in the Plan after his Normal Retirement Date. In such event, the commencement of the payment of a Member's retirement benefit shall be deferred until the Member's Deferred Retirement Date. Upon the Member's Deferred Retirement Date, the Member shall receive a retirement benefit as if the Member were then retiring pursuant to Section 6.01 hereof.

     Section 6.03 Death of Member - If a Member dies before such Member's Individual Account is distributed under the Plan, a death benefit shall be payable to the Member's Beneficiary of the vested balance of the Member's Individual Account, as determined under Section 7.01. The Plan Administrator may require that any Beneficiary that is not the Member's Spouse submit information as is needed to verify that the Member had no Spouse at the time of his death or that there was a Spousal Consent to the designation of such Beneficiary. All distributions hereunder of a Member's vested Individual Account shall be made as soon as practicable following the Member's death and shall be based on the value of the deceased Member's Individual Account determined as of the Valuation Date coinciding with or immediately following his date of death or the Valuation Date immediately preceding commencement of payment of benefits.

     Section 6.04 Time for Payment of Benefits and Valuation - Notwithstanding anything herein to the contrary, unless a Member elects otherwise, in writing, specifying the benefit and time payment is to begin, the payment of benefits pursuant to this Article VI to each Member shall begin not later than the later of sixty (60) days after the close of the Plan Year in which falls (i) the Member's Normal Retirement Date or (ii) the date the Member incurs a Separation from Service after the Member's Normal Retirement Date (unless payment is delayed for administrative reasons). Benefits to a

Member who is a 5% owner shall commence on the April 1 following the end of the calendar year in which the Member attains age 70 1/2.

     The amount of any benefit payable under the Plan shall be based upon the value of a Member's Individual Account at the Valuation Date coinciding with or immediately preceding the commencement of payment of benefits.

     Section 6.05 Designation of Beneficiary - At any time, and from time to time, each Member shall have the unrestricted right to designate a Beneficiary or change a Beneficiary to whom payments of any undistributed amount of his Individual Account shall be made in the event of the Member's death. Notwithstanding the preceding sentence, a Member shall be deemed to have designated his Spouse as sole Beneficiary of the Member's Individual Account, unless the Member obtains Spousal Consent to name another person as Beneficiary. Each such designation shall be evidenced by a written instrument signed by the Member and be on file with the Plan Administrator before his death. If the designated Beneficiary survives the Member, but dies prior to receiving the full amount of the Member's vested Individual Account, distribution of the amount shall be made to any successor Beneficiary previously designated by the Member. If any Member shall fail to designate a successor Beneficiary, the successor Beneficiary shall be deemed to be the Beneficiary's estate. If there is no living Beneficiary or successor Beneficiary at the time of a Member's death, the Beneficiary shall be deemed to be the Member's estate.

     Section 6.06 Incapacity - If any person to whom a benefit is payable hereunder is an infant or if the Plan Administrator determines that any person to whom such benefit is payable is incompetent by reason of physical or mental disability, the Plan Administrator may cause the payments becoming due to such person to be made to another for his benefit without responsibility of the Plan or the Trustee to see to the application of such payment. Payment made pursuant to this Section 6.06 shall, as to such payment, operate as a complete discharge of the Trust Fund, the Trustee and the Plan Administrator.

     Section 6.07 Spendthrift Provision - No benefit payable under the Plan shall, except as otherwise specifically provided by law, be subject in any manner to anticipation, alienation, garnishment, sale, transfer, assignment, pledge, encumbrance or discharge, and any attempt so to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge such benefit shall be void; nor shall any benefit be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the person entitled thereto.

     Notwithstanding the foregoing, the Trustee is specifically authorized to comply with any "domestic relations order" which the Plan Administrator determines to be a "qualified domestic relations order." For this purpose, a "domestic relations order" shall mean any judgment, decree or order (including approval of a property settlement agreement) within the meaning of Section 414(p) of the Code which relates to the provision of child support, alimony payment, or marital property rights to a Spouse, former Spouse, child or other dependent of a Member, and is made pursuant to a State domestic relations law (including a community property law) and a "qualified domestic relations order" shall mean a domestic relations order within the meaning of Section 414(p) of the Code which the Plan Administrator, in its sole discretion and applying uniform rules, determines to meet the following requirements:

     (i) such order assigns to a Member's Spouse, former Spouse, child or other dependent of the Member, or creates or recognizes the existence of, a right to receive all or a portion of, the Member's benefits payable under the Plan (hereinafter referred to as the "alternate payee");

     (ii) such order clearly specifies (1) the name and last known mailing address (if any) of the Member and the name and mailing address of each alternate payee, (2) the amount or percentage of the Member's benefits to be paid by the Plan to each such alternate payee, or the manner in which such amount or percentage is to be determined, (3) the number of payments or the period to which such order applies, and (4) that the order applies to the Plan; and

     (iii) such order does not (1) require the Plan to provide any type or form of benefits, or any option, not otherwise provided under the Plan, (2) require the Plan to provide increased benefits (determined on the basis of actuarial value), and (3) require the payment of benefits to an alternate payee which are required to be paid to another alternate payee under another order previously determined to be a qualified domestic relations order.

     Upon the Plan Administrator's receipt of a domestic relations order, it shall promptly notify the Member and any alternate payee of the receipt of such order and the Plan's procedures for determining whether such order is a qualified domestic relations order. The determination by the Plan Administrator of whether a domestic relations order is a qualified domestic relations order shall be made pursuant to written procedures adopted by the Plan Administrator. During any period in which the issue of whether a domestic relations order is a qualified domestic relations order is being determined, the Plan Administrator shall separately account for the amounts which would have been payable to the alternate payee ("segregated amounts") during such period if the order had been determined to be a qualified domestic relations order. If within eighteen (18) months of the date on which the first payment would be required to be made under the domestic relations order it is determined that the order is not a qualified domestic relations order, or the issue as to whether such order is a qualified domestic relations order is not resolved, then the Plan Administrator shall cause the segregated amounts (plus any interest thereon) to be paid to the Member or his Beneficiary if payment would have otherwise been made absent such order. Any determination thereafter that an order is a qualified domestic relations order shall be applied prospectively only.

     Section 6.08 Proof of Claim The Plan Administrator may require such proof of death and such evidence of the right of any person to receive payment of a deceased Member's interest in the Trust Fund as the Plan Administrator may deem reasonable.

     Section 6.09 De Minimis Benefits Notwithstanding anything contained herein to the contrary, in the event the benefit a Member or Beneficiary is entitled to under the provisions of this Article VI is not greater than $5,000 (or such other amount set forth under Section 411(a)(7)(B) of the Code), the Plan Administrator shall distribute such benefit in a lump sum as soon as practicable after a Member's Separation from Service, and such Member or Beneficiary shall then have no further interest in the Plan with respect to the Member's employment prior to his Separation from Service.

                                   ARTICLE VII
                         Vesting and Separation Benefits

     Section 7.01 Vesting - A Member's vested interest in his Individual Account shall be a percentage determined from the following schedule:

----------------------------------------------------------------------
Years of Service Following the Effective Date   Percent Nonforfeitable
----------------------------------------------------------------------
Less than 2                                                0
----------------------------------------------------------------------
2                                                         25
----------------------------------------------------------------------
3                                                         50
----------------------------------------------------------------------
4                                                         75
----------------------------------------------------------------------
5 or more                                                100
----------------------------------------------------------------------

          Notwithstanding the foregoing, upon a Change in Control, all Members who have not had a Separation from Service shall become 100% vested in their Individual Accounts.

     Section 7.02 Forfeitures - At the end of a Plan Year following a Separation from Service by a Member, the nonvested interest of a Member's Individual Account shall be forfeited and shall be reallocated to the Individual Accounts of the remaining Members who were Eligible Employees at the end of such Plan Year pursuant to Section 3.02.

     In the event the Member is reemployed prior to the incurrence of five (5) consecutive One-Year Breaks in Service, the amount forfeited, adjusted on a reasonable basis for any gains or losses that would have been allocated to the amount forfeited prior to its restoration, shall be restored as of the last day of the Plan Year in which the Member is reemployed, first, by utilizing all forfeitures in that Plan Year and then as needed, by additional contributions of the Employer.

     Section 7.03 Manner of Payment - A Member who has a Separation from Service prior to attaining his Normal Retirement Date, other than by reason of death, and who has a vested interest pursuant to Section 7.01 shall be entitled to the pay out of his vested interests upon such Member's attainment of Normal Retirement Date, in accordance with the provisions of Article VI. Members who have a Separation from Service prior to the attainment of their Normal Retirement Date, other than by reason of death, and whose vested Individual Account is not greater than $5,000 (or such other amount set forth under Section 411(a)(7)(B) of the Code), shall have their vested

Individual Account distributed in a lump sum, as soon as practicable after the later of the Valuation Date following the Member's Separation from Service or the Valuation Date following the fifth anniversary of the Effective Date of the Plan. Such Member (or such Member's Beneficiary) shall then have no further interest in the plan with respect to the Member's employment prior to his separation from Service.

     Section 7.04 Direct Rollover Transfer to Another Qualified Plan or
IRA - Pursuant to Section 401(a)(31) of the Code, under rules established by the Plan Administrator, a Distributee may elect to have any, portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan as a Direct Rollover.

                                  ARTICLE VIII
                    Plan Administrator, Committee and Trustee

     Section 8.01 Duties and Powers of the Plan Administrator - The Plan Administrator shall have all powers necessary to discharge its duties, including but not limited to, the power to interpret or construe the Plan, to establish uniform and nondiscriminatory rules for the administration of the Plan, to determine all questions of eligibility, status and rights of Employees, Members and their Beneficiaries and others hereunder, and to decide any dispute arising hereunder, to the extent discretion on such issue is not delegated to the Committee under the Plan. The Plan Administrator shall have such powers with respect to the administration of the Trust Fund as may be conferred upon it by the Trust Agreement. In exercising any discretion allowed by the Plan, the Plan Administrator shall have sole, absolute and final discretionary authority which shall be final and binding on Members and all other parties, to the maximum extent allowed by law.

     The Plan Administrator may adopt such rules and regulations as it deems desirable for the conduct of its affairs. It may delegate to any agent, any duties and powers as it deems appropriate.

     Section 8.02 Duties and Powers of the Committee - The Board shall select not less than three (3) persons to serve on the Committee. Members of the Committee may be officers, directors, employees of an Employer or others and shall hold office at the pleasure of the Board and shall serve without compensation. Any member of the Committee may resign by giving notice thereof to the Company and to the Committee and such resignation shall become effective at delivery or at any later date specified therein. A vacancy in the Committee shall be filled by the Board. The Committee shall have all the powers necessary to discharge its duties with respect to resolving disputes under the Plan, to the maximum extent permitted by law.

     The Committee may adopt such rules and regulations as it deems desirable for the conduct of its affairs and may appoint one of its own members as Chairman and one as Secretary and may appoint one or more agents, who need not be members of the Committee. It may delegate to any agent such duties and powers, both ministerial and discretionary, as it deems appropriate excepting only that any dispute shall be determined by the Committee. A majority of the Committee then in office shall constitute a quorum for the transaction of business. Any determination of the Committee shall be made by a majority of the quorum or by unanimous approval of its members, if there are only two members in office at the time.

     Section 8.03 Trustee - The Board will appoint the Trustee, and thereafter, subject to the provisions of the Trust Agreement, may at any time terminate the appointment of a Trustee and make a substitute appointment immediately thereafter. The Trustee or Trustees appointed by the Board shall serve on such terms as to remuneration and otherwise as shall from time to time be agreed between the Company and such Trustee. Notwithstanding anything to the contrary in the Plan, the Trustee shall have such powers and duties in relation to the investment and change of investments of all or any part of the assets of the Trust Fund as provided in the Trust Agreement.

     Neither the Committee nor the Plan Administrator shall have any fiduciary liability for the acts or omissions of such Trustee or be under an obligation to invest or otherwise manage that portion of the Trust Fund which is subject to the management of such Trustee.

     Section 8.04 Administrative Expenses - Any administrative expenses with respect to the Plan and any expenses of the Committee or the Plan Administrator relating to administration of the Plan shall be paid out of the Trust Fund to the extent not paid by the Company or an Employer.

     Section 8.05 Self Interest - No member of the Committee shall have any right to vote or decide upon any matter relating solely to himself or solely to any of his rights or benefits under the Plan.

     Section 8.06 Records - The Plan Administrator may retain a recordkeeper which may be the Trustee to keep or cause to be kept such records and data as may be necessary for the administration of the Plan and to determine the amount of all benefits payable hereunder.

     Section 8.07 Reports - The Plan Administrator shall cause to be prepared annually those reports showing the financial condition of the Trust Fund in reasonable summary and giving a brief account of the operations of the Plan for the past Plan Year and reflecting any further information which each Employer may require or which may be required by law. Such reports shall be submitted to each Employer and copies filed in the office of the Plan Administrator. The Plan Administrator shall make available to each Member for examination at reasonable times during business hours such of its records as pertain to that Member.

     Section 8.08 Liability - The members of the Committee, the Plan Administrator (and its agents) and each Employer shall be entitled to rely upon all valuations, certificates, and reports furnished by the Trustee or by accountants or consultants selected by the Committee or Plan Administrator and approved by the Company, and upon all opinions given by any legal counsel selected by the Plan Administrator or the Committee and approved by the Company, or selected by the Company and the members of the Committee and each Employer shall be fully protected with respect to any action taken or suffered by their having relied in good faith upon such Trustee, accountants, consultants or counsel and all action so taken or suffered shall be conclusive upon each of them and upon all Members and their Beneficiaries and all other persons.

     The Company and each Employer shall indemnify members of the Committee, any individual (noncorporate) Trustee and any of their agents as well as agents of the Plan Administrator acting in behalf of the Plan against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act which constitutes a breach of fiduciary responsibility under ERISA or otherwise, except that due to a person's own gross negligence or willful misconduct.

     Section 8.09 Claims and Claims Review - Claims for benefits under the Plan shall be filed with the Plan Administrator. Written notice of the disposition of a claim shall be furnished to the claimant within ninety (90) days after the claim is filed. If the claim is denied, the reasons for the denial shall be specifically set forth in writing, pertinent provisions of the Plan shall be cited, including an explanation of the Plan's claims review procedure, and, if the claim is perfectible, an explanation as to how the claimant can perfect the claim shall be provided.

     If a claimant whose claim has been denied wishes further consideration of his claim, he may request the Committee to review his claim in a written statement of the claimant's position filed with the Committee no later than sixty (60) days after receipt of the written notification provided for in the previous paragraph. The Committee shall fully and fairly review the matter and shall promptly advise the claimant, in writing, of its decision within the next sixty (60) days. Due to special circumstances, if no advice has been given within the first sixty (60) days, and notice of the need for additional time has been furnished within such period, said review and advice may be made within the following sixty (60) days.

                                   ARTICLE IX
                              Amendment of the Plan

     Section 9.01 General - The Board may amend the Plan at any time and from time to time. Except where necessary to qualify the Plan or to maintain the qualification of the Plan under the Code, no amendment shall reduce any then accrued or vested interests of a Member nor shall it reduce any "accrued benefit" of a Member as such term is given meaning under Section 411(d)(6) of the Code and the regulations thereunder.

     No part of the Trust Fund, other than such part as may be required to pay taxes, administration expenses and fees, or as otherwise permitted under ERISA or the Code, shall by reason of any amendment or otherwise be used or diverted to purposes other than for the exclusive benefit of Members and Beneficiaries.

                                    ARTICLE X
                               Termination of Plan

     Section 10.01 General - While the Plan is intended to be permanent, the Company may terminate or partially terminate the Plan at any time, or any Employer may withdraw from participation in the Plan. Written notice of such termination, setting forth the date thereof, shall be given to both the Trustee and the Plan Administrator.

     Section 10.02 Termination - Upon a termination or partial termination of the Plan, whether in writing or in operation, or upon a complete discontinuance of contributions thereunder, (i) no further contributions shall be made under the Plan for any affected Member, (ii) all of the provisions of the Plan shall remain in full force other than the provisions for contributions, and (iii) the amount in each affected Member's Individual Account shall be nonforfeitable.

     Section 10.03 Termination of Employer Participation - (a) Any Employer, with the consent of the Company or its delegate may terminate its participation in the Plan by giving the Plan Administrator prior written notice specifying a termination date which shall be the last day of a month at least sixty (60) days subsequent to the date such notice is received by the Plan Administrator. The Company may terminate any Employer's participation in the Plan as of any termination date specified by the Company, for the failure of the Employer to make contributions or to comply with any provision of the Plan.

     (b) Upon the termination of participation in the Plan as to any Employer, such Employer shall not make any further contributions under the Plan and no amount shall thereafter be payable under the Plan to or in respect of any Members then employed by such Employer, except as provided in this Section
10.03. To the maximum extent permitted by law, any rights of Members no longer employed by such Employer and of former Members and their Beneficiaries and surviving Spouses under the Plan shall be unaffected by such termination of participation and any transfers, distributions or other dispositions of the assets of the Plan as provided in Section 11.04 shall constitute a complete discharge of all liabilities under the Plan with respect to such Employer participation in the Plan and any Member then employed by such Employer.

     Section 10.04 Distribution of Trust Fund - Upon termination of the Plan, the Company, in its sole discretion, may elect to terminate the Trust Agreement. In such event, each Member's Individual Account shall be paid to such Member (or Beneficiary of a deceased Member) in a lump sum, as soon as practicable after applicable regulatory approvals. Any unallocated shares of Company Stock then held by the Plan shall be allocated to the Individual Accounts of all Members immediately prior to such termination pursuant to the provisions of Section 3.02.

                                   ARTICLE XI
                            Miscellaneous Provisions

     Section 11.01 Construction - All questions pertaining to the construction, regulation, validity and effect of the provisions of the Plan shall be determined in accordance with the laws of the State of Florida, except as may be pre-empted by ERISA or other federal law.

     Section 11.02 Limitation of Rights - The adoption and maintenance of the Plan shall not be deemed to constitute a contract between any Employer and any Employee or Member, and nothing herein contained shall be deemed to give to any Employee or Member the right to be retained in the employ of any Employer or to interfere with the right of any Employer to discharge any Employee or Member at any time.

     Section 11.03 Limitation of Liability - All benefits payable under the Plan shall be paid or provided for solely from the Trust Fund and each Employer assumes no liability or responsibility therefor.

     Section 11.04 Mergers and Consolidations of Plans or Transfers of Assets - The Company may direct the merger or consolidation of the Plan or the transfer of all or a portion of the assets of the Plan to another plan. Further, an Employer withdrawing from the Plan may request the transfer of assets of the Plan allocable to Members who are its Employees to another plan. In the case of any merger or consolidation of the Plan with, or in the case of any transfer of assets or liabilities of the Plan to, any other plan, each Member shall (if such plan is then terminated) be entitled in accordance with Section 414(1) of the Code to receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation or transfer (if the Plan had then terminated).

     Section 11.05 Return of Contributions - Any contribution made by an Employer under a mistake of fact may be returned to the Employer by the Trustee within one year after the payment of the contribution and the Individual Account of any Member affected shall be adjusted accordingly. If and to the extent a deduction under Section 404 of the Code for an Employer contribution is disallowed, the contribution shall be returned to the Employer by the Trustee within one year after the disallowance of the deduction, and the Individual Account of any Member affected shall be adjusted accordingly.

     Section 11.06 Gender and Number - All references herein to the masculine shall be read in the masculine or feminine and all references herein to the singular shall be read in the singular or plural, unless the context shall otherwise require.

                                   ARTICLE XII
                              Top-Heavy Provisions

     Section 12.01 General - Notwithstanding any other provision of this Plan to the contrary, this Article XII shall apply to any Plan Year, if the Plan is deemed to be a Top-Heavy Plan, as hereinafter defined, for such Plan Year.

     Section 12.02 Applicable Definitions - The defined terms used in this
Article XII not otherwise defined in Article I hereof shall have the following meanings:

          (a) "Determination Date" means the last day of the preceding Plan Year, if any; otherwise the last day of the Plan Year.

          (b) "Determination Period" means the Plan Year ending on the Determination Date.

          (c) For purposes of this Article XII, the term "Employee" will not include individuals who have not performed an Hour of Service during the Determination Period.

          (d) "Key Employee" means an Employee, a former Employee, or the Beneficiary of an Employee or a former Employee who, at anytime during the Determination Period was:

               (i) an officer of an Employer having Annual Compensation greater than fifty percent (50%) of the amount in effect under
                    Section 415(b)(1)(A) of the Code for any such Plan Year, provided that not more than fifty (50) Employees or, if less, the greater of three (3) Employees or ten percent (10%) of the Employees shall be considered as officers for purposes of this subparagraph;

               (ii) a five percent (5%) owner (within the meaning of Section
                    416(i) of the Code) of the Employer;

               (iii) a one percent (1%) owner (within the meaning of Section
                    416(i) of the Code) of the Employer having an annual compensation (within the meaning of Treasury Regulation
                    Section 1.415-2(d)) from the Employer of more than $150,000. A non-Key Employee is any Employee who is not a Key Employee.

          (e) "Required Aggregation Group" means:

               (i) Each stock bonus, pension, or profit-sharing plan of the Employer and/or Affiliated Entity (whether or not terminated) in which a Key Employee participates at any time during the Determination Period and which is intended to qualify under Section 401 (a) of the Code.

               (ii) Each other stock bonus, pension or profit-sharing plan of an
                    Employer and/or Affiliated Entity which enables any plan in which a Key Employee participates to meet the requirements of Section 401(a)(4) or Section 410 of the Code.

          (f) "Permissive Aggregation Group" means a Required Aggregation Group or, at the election of the Employer, a Required Aggregation Group plus one or more plans of the Employer and/or Affiliated Entity (whether or not terminated) which are not part of the Required Aggregation Group but which together with the Required Aggregation Group satisfy the requirements of Sections 401(a)(4) and 410 of the Code.

          (g) "Accrued Benefit Value" means with respect to each Employee with an accrued benefit during the Determination Period the sum of:

     Actuarial assumptions approved by the Plan Administrator, in accordance with Treasury Department regulations, shall be utilized in determining present values.

          (h) "Account Value" means the sum of:

               (i) the aggregate balance of the account(s) of an Employee under the plan(s) as of the Valuation Date;

               (ii) any contributions allocated to such account(s) after the
                    Valuation Date and on or before the Determination Date; and

               (iii) the aggregate distributions made with respect to such account(s) during the Determination Period and not reflected in the value of the account(s) as of the most recent Valuation Date under (i) above.

     The determination of Accrued Benefit Value and Account Value shall be made in accordance with Treasury Department regulations.

          (i) "Valuation Date" means the valuation date of the applicable plan within the twelve (12) month period ending on the Determination Date.

     Section 12.03 Applicability - The Plan shall be a "Top-Heavy Plan" if, as of the Determination Date, (a) the Account Values of Key Employees exceed sixty percent (60%) of the Account Values of all Employees and Key Employees (but excluding for all purposes the Account Values of former Key Employees) under the Plan, or (b) the Plan is part of a Permissive Aggregation Group and the Permissive Aggregation Group is a Top-Heavy Group.

     In determining whether this Plan is a Top-Heavy Plan, all Employers and Affiliated Entities shall be treated as a single Employer and all plans that are part of the Required Aggregation Group shall be treated as a single plan. Solely for purposes of determining whether this Plan is a "Top-Heavy Plan," the Accrued Benefit Values and the Account Values of any Employee who has performed no services for any Employer maintaining the Plan at any time during the Plan Year ending on the Determination Date shall be disregarded.

     The Plan shall be part of a "Top-Heavy Group" if, as of the Determination Date, the sum of:

     (a) the Accrued Benefit Values of Key Employees under all defined benefit plans included in the Required Aggregation Group, and

     (b) the Account Values of Key Employees under all defined contribution plans included in the Required Aggregation Group, exceeds sixty percent (60%) of the sum of:

          (i) the Accrued Benefit Values of all Employees under such defined benefit plans included in the Required Aggregation Group, and

          (ii) the Account Values of all Employees under such defined contribution plans included in the Required Aggregation Group, excluding for all purposes the Accrued Benefit Values and Account Values of former Key Employees.

     Notwithstanding the foregoing provisions of this Section 12.03, the Plan shall not be considered a Top-Heavy Plan for any Plan Year in which it is part of a Required Aggregation Group or Permissive Aggregation Group which is not a Top-Heavy Group.

     Section 12.04 Minimum Allocation - If the Plan is a Top-Heavy Plan in a Plan Year, the Employer shall contribute on behalf of each Member who is not a Key Employee for such Plan Year to the extent not otherwise contributed by the Employer for such Plan Year on behalf of the Member to any other qualified plan maintained by the Employer, the lesser of (a) three percent (3%) or (b) the highest percentage of Employer contributions (including salary deferral contributions by the Employer pursuant to Section 401 (k) of the Code) allocable to a Key Employee for such Plan Year of each such Member's compensation up to a maximum of $160,000 for such Plan Year within the

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meaning of Treas. Reg. (S) 1.415-2(d). The determination of the highest percentage of Employer Contributions allocable to a Key Employee for a Plan Year shall be made for each such Key Employee by dividing the contributions made on behalf of each Key Employee by his Annual Compensation. Contributions made pursuant to this Section 12.04 to Members who are not Key Employees shall be allocated to the Individual Accounts of Members who are Employees on the last day of the Plan Year. In the event a Member otherwise entitled to a minimum allocation hereunder is also a participant in a defined benefit qualified plan that is determined to be a Top-Heavy Plan for the Plan Year, such Member shall not receive a minimum allocation hereunder.

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

          IN WITNESS WHEREOF, this instrument has been executed as of the day and year first above written.

                                    ROTECH HEALTHCARE INC.


                                    By:/s/ Janet L. Ziomek
                                       -----------------------------------------
                                    By: Janet L. Ziomek
                                    Title: Chief Financial Officer and Treasurer